Commitments and Contingencies	9 Months Ended
Sep. 30, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 10. Commitments and Contingencies

Noncancellable Purchase Obligations

The Company typically enters into commitments with its contract manufacturers that require future purchases of goods or services in the three to four quarters following the balance sheet date. Such commitments are noncancellable (“noncancellable purchase obligations”). As of September 30, 2024, future payments under these noncancellable purchase obligations were approximately $64.3 million.

Legal

The Company is, from time to time, party to various legal proceedings arising in the ordinary course of business. The Company is regularly required to directly or indirectly participate in other U.S. patent infringement actions pursuant to its contractual indemnification obligations to certain customers. Based on an evaluation of these matters the Company currently believes that liabilities arising from, or sums paid in settlement of these existing matters, if any, would not have a material adverse effect on its consolidated results of operations or financial condition.

Indemnification

In the normal course of business, the Company periodically enters into agreements that require the Company to indemnify and defend its customers for, among other things, claims alleging that the Company’s products infringe upon third-party patents or other intellectual property rights. The Company’s maximum exposure under these indemnification provisions cannot be estimated but the Company does not believe that there are any matters individually or collectively that would have a material adverse effect on its consolidated results of operations or financial condition.